SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 21, 2013, priceline.com Incorporated, a Delaware corporation (“priceline.com”), KAYAK Software Corporation, a Delaware corporation (“KAYAK”), and Produce Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of priceline.com (“Merger Sub”), completed the merger contemplated by the Agreement and Plan of Merger by and among priceline.com, KAYAK, and Merger Sub, dated as of November 8, 2012 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, KAYAK has merged with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of priceline.com. Merger Sub has been renamed “KAYAK Software Corporation.”
At the effective time of the merger, priceline.com paid approximately $522.4 million in cash and issued approximately 1,519,717 shares of common stock in the transaction which is to be delivered to KAYAK's stockholders in accordance with the pro ration mechanism provided in the Merger Agreement. In addition, priceline.com assumed the outstanding KAYAK stock options and holders of restricted stock units received a cash amount equal to $41.40 per restricted stock unit.
The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to priceline.com's Form 8-K filed with the Securities and Exchange Commission on November 9, 2012, which is incorporated herein by reference.
Item 8.01. Other Events.
On May 21, 2013, priceline.com and KAYAK issued a joint press release announcing the closing of the merger. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired
The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b)    Pro Forma Financial Information.
The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d)    Exhibits
Exhibit No.    Description

2.1
Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on November 9, 2012 and incorporated herein by reference).

99.1	Joint Press Release, dated May 21, 2013, of priceline.com Incorporated and KAYAK Software Corporation announcing the closing of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
	Name:	Daniel J. Finnegan
	Title:	Chief Financial Officer

Date:  May 21, 2013

EXHIBIT INDEX

Exhibit No.    Description

2.1
Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc. (filed as exhibit 2.1 to the Current Report on Form 8-K filed on November 9, 2012 and incorporated herein by reference).

99.1	Joint Press Release, dated May 21, 2013, of priceline.com Incorporated and KAYAK Software Corporation announcing the closing of the merger.